SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          EVEREST MEDICAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                           EVEREST MEDICAL CORPORATION
                            13755 First Avenue North
                          Minneapolis, Minnesota 55441
                                 (612) 473-6262


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 21, 1997


         TO THE SHAREHOLDERS OF EVEREST MEDICAL CORPORATION:

         Notice is hereby given that the Annual Meeting of the Shareholders of Everest Medical Corporation (the "Company") will be held on Monday, April 21, 1997, at 3:30 p.m. local time, at the Holiday Inn Minneapolis West, 9970 Wayzata Boulevard, Minneapolis, Minnesota 55426, for the following purposes:

1. To elect four directors to serve for the ensuing year and until their successors are elected and qualified.

2.       To approve the 1997 Stock Option Plan.

3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

4. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on March 5, 1997 will be entitled to vote at the Annual Meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, HOWEVER, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DECIDE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.


                                            By Order of the Board of Directors




                                            David D. Koentopf
                                            Chairman of the Board
March 21, 1997

                           EVEREST MEDICAL CORPORATION
                            13755 First Avenue North
                          Minneapolis, Minnesota 55441


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS,
                                 APRIL 21, 1997



                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Everest Medical Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on Monday, April 21, 1997, at 3:30 p.m. local time, at the Holiday Inn Minneapolis West, 9970 Wayzata Boulevard, Minneapolis, Minnesota 55426, or at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of the Company's stock.

         Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Written notice of revocation may be given prior to the Annual Meeting, or a shareholder may appear at the Annual Meeting and give written notice of revocation prior to use of the proxy. The enclosed proxy, when properly signed and returned to the Company, will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposals will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.


         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

         The Company expects that this Proxy Statement, the Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about March 21, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 5, 1997 as the record date for determining shareholders entitled to notice of and to vote at the 1997 Annual Meeting. Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 5, 1997, there were 7,005,934 shares of Common Stock (the "Common Stock"), 636,937 shares of Series A Convertible Preferred Stock, 652,273 shares of Series B 8% Convertible Preferred Stock, 410,906 shares of Series C 6% Convertible Preferred Stock and 471,500 shares of Series D 10% Convertible Preferred Stock (the Series A, Series B, Series C and Series D Convertible Preferred Stock are hereinafter collectively referred to as "Preferred Stock"), all of which have a par value of $.01, issued and outstanding. Each share of Common Stock and Preferred Stock is entitled to one vote in person or by proxy on each matter to be voted on at the Annual Meeting, voting together as a single class. Holders of Common Stock and Preferred Stock are not entitled to cumulate their votes for the election of directors.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of March 5, 1997 certain information regarding beneficial ownership of the Company's capital stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of any class of the outstanding capital stock; (ii) each director and nominee of the Company; (iii) the executive officers named in the Summary Compensation Table; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each holder named or included in the group has sole voting and investment power with respect to the shares set forth opposite such holder's name.


                          SEE TABLE ON FOLLOWING PAGES

                                                                Shares of Series A            Shares of Series B
                                 Shares of Common Stock         Convertible Preferred         Convertible Preferred
                                 Beneficially Owned (1)(2)      Stock Beneficially Owned      Stock Beneficially Owned
                                 -------------------------      ------------------------      ------------------------
Name (and Address of
5% Owners) or                                  Percent                         Percent                      Percent
Identity of Group                 Amount       of Class          Amount        of Class       Amount        of Class
-------------------               ------       --------          ------        --------       ------        --------

David D. Koentopf                  45,000(3)         *              --              --             --             --

John L. Shannon, Jr.              322,823(4)      4.4%              --              --             --             --

Donald R. Brattain                317,588(5)      4.4%          40,000            6.3%         90,910           13.9%
601 Lakeshore Pkwy.
Suite 1140
Minnetonka, MN  55305

Richard J. Migliori, M.D.          10,000(3)         *              --              --             --             --

R. Keith Poppe                     41,786(6)         *              --              --             --             --

Perkins Capital                 2,682,300(7)     37.9%              --              --          5,000              *
  Management, Inc.
730 East Lake Street
Wayzata, MN  55391

John R. Albers                    955,630(8)     12.4%         412,937           64.8%        109,090           16.7%
9400 North Central Expy
Suite 1250
Dallas, TX  75231

Okabena Partnership K             390,909(9)      5.4%              --              --             --             --
90 S. 7th Street, #5140
Minneapolis, MN  55402

Aaron Boxer TTEE Aaron            357,454(8)      4.9%         140,000           22.0%         36,000            5.5%
  Boxer Rev Trust
7287 Sidonia Court
Boca Raton, FL 33433-6932

Kenneth R. Parker                 149,000(8)      2.1%              --              --         50,000            7.7%
1250 - 11th St. SW
Willmar, MN  56201

Jeffrey A. Sowada                 90,000(10)      1.3%              --              --             --             --
1151 Dunbar Way
Mahtomedi, MN 55115

VBS General Partnership           175,000(8)      2.4%              --              --         50,000            7.7%
445 Tigertail Road
Los Angeles, CA  90049

John O. Hanson                    170,000(8)      2.4%              --              --         40,000            6.1%
14116 Frontier Lane
Burnsville, MN  55337

Steven G. Loe                         36,363         *              --              --             --             --
#4 Watertower Place
4300 Baker Road
Minnetonka, MN  55343

Jennifer J. Naegle TTEE               36,363         *              --              --             --             --
  Jennifer J. Naegle Rev
  Trust dtd 3/15/95
150 Bradley Place, #803
Palm Beach, FL  33408

Steve Romanek                         34,545         *              --              --             --             --
3571 Hwy. 33 North
Cloquet, MN  55720

Paul A. Liedl                         51,400         *              --              --             --             --
531 Mariner Drive
Bayport, MN  55003

James N. Owens TTEE                   40,000         *              --              --             --             --
  James N. Owens Rev Trust
P.O. Box 2387
Port Aransas, TX  78373

All current executive officers   795,183(11)     10.3%          40,000            6.3%         90,910           13.9%
and directors as a group (8
persons)

                                 Shares of Series C             Shares of Series D
                                 Convertible Preferred          Convertible Preferred
                                 Stock Beneficially Owned       Stock Beneficially Owned
                                 ------------------------       ------------------------
Name (and Address of
5% Owners) or                                    Percent                         Percent
Identity of Group                Amount          of Class       Amount          of Class
-------------------              ------          --------       ------          --------

David D. Koentopf                       --             --              --             --

John L. Shannon, Jr.                    --             --              --             --

Donald R. Brattain                      --             --              --             --
601 Lakeshore Pkwy.
Suite 1140
Minnetonka, MN  55305

Richard J. Migliori, M.D.               --             --              --             --

R. Keith Poppe                          --             --              --             --

Perkins Capital                         --             --              --             --
  Management, Inc.
730 East Lake Street
Wayzata, MN  55391

John R. Albers                          --             --         100,000          21.2%
9400 North Central Expy
Suite 1250
Dallas, TX  75231

Okabena Partnership K                   --             --              --             --
90 S. 7th Street, #5140
Minneapolis, MN  55402

Aaron Boxer TTEE Aaron             145,454           35.4%             --             --
  Boxer Rev Trust
7287 Sidonia Court
Boca Raton, FL 33433-6932

Kenneth R. Parker                       --             --              --             --
1250 - 11th St. SW
Willmar, MN  56201

Jeffrey A. Sowada                       --             --          25,000           5.3%
1151 Dunbar Way
Mahtomedi, MN 55115

VBS General Partnership             50,000           12.2%         25,000           5.3%
445 Tigertail Road
Los Angeles, CA  90049

John O. Hanson                          --             --          50,000          10.6%
14116 Frontier Lane
Burnsville, MN  55337

Steven G. Loe                       36,363            8.8%             --             --
#4 Watertower Place
4300 Baker Road
Minnetonka, MN  55343

Jennifer J. Naegle TTEE             36,363            8.8%             --             --
  Jennifer J. Naegle Rev
  Trust dtd 3/15/95
150 Bradley Place, #803
Palm Beach, FL  33408

Steve Romanek                       34,545            8.4%             --             --
3571 Hwy. 33 North
Cloquet, MN  55720

Paul A. Liedl                           --             --          50,000          10.6%
531 Mariner Drive
Bayport, MN  55003

James N. Owens TTEE                 10,000            2.4%         30,000           6.4%
  James N. Owens Rev Trust
P.O. Box 2387
Port Aransas, TX  78373

All current executive officers          --             --              --             --
and directors as a group (8
persons)


*        Less than 1% of the outstanding shares.

(1) Shares not outstanding, but deemed beneficially owned by virtue of the right of a holder or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such holder or group.

(2)      Includes   shares   issuable  upon   conversion   of  Preferred   Stock
         beneficially owned by such persons, which shares are also shown separately in the table.

(3) Represents shares that holder has the right to acquire pursuant to exercise of currently exercisable options.

(4) Includes 320,000 shares that Mr. Shannon has the right to acquire pursuant to currently exercisable options.

(5) Includes 104,165 shares Mr. Brattain has a right to acquire upon exercise of currently exercisable warrants and 40,000 shares he has the right to acquire pursuant to the exercise of currently exercisable options.

(6) Includes 19,554 shares that Mr. Poppe has the right to acquire pursuant to currently exercisable options.

(7) Includes 1,948,300 shares held by Perkins Capital Management, Inc. ("Perkins Capital") on behalf of clients for which Perkins Capital acts as fiduciary; 67,000 shares that may be acquired upon exercise of currently exercisable warrants held for clients of Perkins Capital; 600,000 shares owned by The Perkins Opportunity Fund (the "Perkins Fund"), for which Perkins Capital acts as investment adviser. Perkins Capital disclaims beneficial ownership of shares held by Perkins Fund. Perkins Capital has sole power to vote 860,000 of the shares, including the 600,000 shares owned by the Perkins Fund, and no power to vote the remaining 1,822,300 shares. The Company has relied upon information set forth in a Schedule 13G dated February 4, 1997 filed with the Securities and Exchange Commission by Perkins Capital and the Perkins Fund.

(8) Includes shares that holder has the right to acquire pursuant to currently exercisable warrants: Mr. Albers - 109,090 shares; Aaron Boxer Trust - 36,000 shares; Mr. Parker - 50,000 shares; VBS Partnership - 50,000 shares; and Mr. Hanson - 40,000 shares.

(9) Includes 290,909 shares that Okabena Partnership K has the right to acquire pursuant to a currently exercisable warrant. See "Certain Transactions."

(10) Includes 60,000 shares held by Mr. Sowada's spouse and 5,000 shares held by Mr. Sowada as a trustee of a trust.

(11)     Includes   508,700  shares  which  could  be  acquired  upon  currently exercisable options and 104,165 shares which could be acquired upon exercise of currently exercisable warrants.

                              ELECTION OF DIRECTORS
                                  (Proposal #1)

Nomination

         The Bylaws of the Company provide that the Board shall consist of four members, or such other number as may be determined by the Board of Directors or by the shareholders, and the Certificate of Designation for the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock") provides that the Board shall consist of not more than seven members as long as any shares of Series A Preferred Stock are outstanding. The Board of Directors has determined that the Board will consist of five members. Four directors of the Company will be elected at the Annual Meeting, and one seat on the Board will be left vacant as described in the following paragraph. Nominees to the Board of Directors are elected by a majority of the votes cast in person or by proxy, with the Common Stock and Preferred Stock voting together as a single class.

         In addition, the holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a single class, are entitled to elect one director. Pursuant to the terms of the Company's Articles of Incorporation, the holders of a majority of the outstanding shares of Series A Preferred Stock have the right to designate an individual for one directorship on the Company's Board of Directors. As of the date of this Proxy Statement, the Company has not been advised that the holders of a majority of the Series A Preferred Stock want to designate an individual as a nominee for election as a director at the 1997 Annual Meeting. A vacancy on the Board remains for this purpose. All of the nominees are members of the current Board of Directors and were elected at last year's Annual Meeting of Shareholders. If, prior to the Annual Meeting, it should become known to the Board of Directors that any one of the nominees will be unable or unwilling to serve as a director after the Annual Meeting, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors. Alternatively, the proxies may, at the discretion of the Board of Directors, be voted for such fewer number of nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

         In the absence of other instructions, the proxies will be voted for each of the individuals named below, each of whom the Company's Board of Directors proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.


                  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION
                      OF EACH OF THE NOMINEES LISTED BELOW.

Information About Nominees

         The following information has been furnished to the Company by the respective nominees for the directorships.


                                                                       Director
Name                          Age      Position                          Since

David D. Koentopf              54      Chairman of the Board              1993

John L. Shannon, Jr.           43      President, Chief Executive         1993
                                       Officer and Director

Donald R. Brattain             56      Director                           1991

Richard J. Migliori, M.D.      40      Director                           1995


         David D. Koentopf has served as Chairman of the Board since May 1993. Mr. Koentopf was Interim President and Chief Executive Officer from May 1993 through August 1993. From June 1985 to December 1992, he held various positions with LIFETOUCH Inc., a school photography and portrait company, most recently as President and Chief Executive Officer. Mr. Koentopf is a director of Arden Industrial Products, Inc. and LifeRate Systems, Inc.

         John L. Shannon, Jr. has served as President and Chief Executive Officer since August 1993. Mr. Shannon was President and Chief Executive Officer of EdenTec Corporation, a medical device manufacturer, from May 1989 to June 1993. From November 1985 to May 1989, Mr. Shannon served in various capacities with Threshold Venture, Inc., a venture capital firm, most recently as President.

         Donald R. Brattain has been President of Brattain and Associates, LLC, an investment management company, since May 1985. Mr. Brattain is a director of Sunrise Resources, Inc., Barefoot Grass Lawn Service, Inc., Harmony Brook, Inc. and Featherlite Mfg., Inc. Mr. Brattain was originally designated for election to the Board by Miller, Johnson & Kuehn, Incorporated pursuant to an Underwriting Agreement dated December 6, 1990 which arose from the Company's initial public offering.

         Richard J. Migliori, M.D. has served as Chief Executive Officer of United Health Care of New England since September 1996. Dr. Migliori served as Senior Vice President and Chief Operating Officer of Health Systems Minnesota from August 1994 to September 1996 and as Staff Surgeon at Park Nicollet Medical Center from April 1989 until September 1996.

Board and Committee Meetings

         The Company's Board of Directors met four times and took action by written consent three times during fiscal 1996. Each director attended 75% or more of the meetings of the Board of Directors and committees on which such director served during 1996.

         The Board of Directors has established a Compensation Committee which reviews general programs of compensation and benefits for all employees of the Company and makes recommendations to the Board concerning such matters as compensation to be paid to the Company's officers and directors. The Compensation Committee consists of David D. Koentopf and Donald R. Brattain. The Compensation Committee did not meet during 1996, but it took action by unanimous written consent twice during 1996.

         The Board of Directors has established a Stock Option Committee which administers the Company's Stock Option Plans and the Employee Stock Purchase Plan. The Stock Option Committee consists of David D. Koentopf and Donald R. Brattain. The Stock Option Committee did not meet during 1996, but it took action by unanimous written consent five times during 1996.

         The Board of Directors has established an Audit Committee which provides assistance to the Board in satisfying its fiduciary responsibilities relating to accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews the annual financial statements of the Company, the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. David D. Koentopf and Donald R. Brattain are the current Audit Committee members, and the Audit Committee met once during 1996.

         The Board of Directors has not established a Nominating Committee.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued during each of the Company's last three fiscal years, to the Company's Chief Executive Officer and the only other person who served as an executive officer during fiscal 1996 whose salary and bonus exceeded $100,000 for fiscal 1996.

                                                                            Long Term Compensation
                                                                        ---------------------------------
                                                                               Awards             Payouts
                                                                        ---------------------------------
                                                                        Restricted                  LTIP       All Other
Name and Principal        Fiscal                                          Stock                   Payouts    Compensation
      Position            Year               Annual Compensation        Awards ($)     Options       ($)          ($)
----------------------    -----   ------------------------------------  ----------     -------      -----        ----
                                  Salary ($)    Bonus ($)    Other ($)
                                  ----------    ---------    ---------

John L. Shannon, Jr.       1996     150,000        --           --          --             --        --           --
President and Chief        1995     150,000        --           --          --             --        --           --
  Executive Officer        1994     129,269        --           --          --         400,000       --           --

R. Keith Poppe             1996      85,181(1)   12,621         --          --          19,554       --         19,411(2)
Former Vice President      1995      90,000       8,224         --          --          15,000       --           --
  of Sales                 1994      88,000        --           --          --          25,000       --           --




(1)      Includes a payment for accrued vacation in the amount of $10,992.

(2) Represents payments made to Mr. Poppe after his resignation as an officer and employee of the Company on October 25, 1996 in connection with Mr. Poppe's agreement to not compete with the Company.

Option Grants During 1996 Fiscal Year

         The following table provides information regarding stock options granted during fiscal 1996 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                               Percent of
                                              Total Options       Exercise or
                               Options           granted          Base Price
Name                           Granted       in Fiscal Year        Per Share       Expiration Date

John L. Shannon, Jr.             --               --                 --                 --

R. Keith Poppe                19,554(1)           30.5%              $3.31           10/27/01


-------------------

(1) Option became exercisable on October 26, 1996, the date of grant. The exercise price is equal to 100% of the fair market value of the Common Stock on the date of grant.

Option Exercises During 1996 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information as to options exercised by the executive officers named in the Summary Compensation Table during fiscal 1996 and the number and value of options at December 31, 1996. The Company has no outstanding stock appreciation rights.

                                                                                                           Value of
                                                                          Number of                       Unexercised
                                                                         Unexercised                     In-the-Money
                                   Shares                                 Options at                      Options at
                                  Acquired                            December 31, 1996                December 31, 1996
                                     on             Value                Exercisable/                    Exercisable/
Name                              Exercise         Realized             Unexercisable                  Unexercisable(1)

John L. Shannon, Jr.                 --               --             320,000 exercisable             $296,000 exercisable
                                                                     40,000 unexercisable            $74,000 unexercisable

R. Keith Poppe                       --               --              54,304 exercisable              $42,833 exercisable
                                                                     20,250 unexercisable            $35,167 unexercisable



(1) Value is calculated on the basis of the difference between the option exercise price and $2.75, the closing price for the Company's Common Stock at December 31, 1996 as quoted on the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying the option.

Compensation of Directors

         Each director who is not an employee of the Company ("Non-Employee Director") was paid $250 for each Board meeting attended. The Company reimburses directors for out-of-pocket expenses incurred while attending meetings. In addition, Non-Employee Directors have been automatically granted options under the 1992 Stock Option Plan to purchase 5,000 shares of Common Stock upon initial election and upon re-election at each annual meeting of shareholders; provided, however, that if a Non-Employee Director is initially elected by the Board or at a special shareholders' meeting, the number of shares shall be equal to 5,000 multiplied by the number of months from the date of the initial election to the next annual meeting, divided by 12. The automatic options have an exercise price per share equal to 100% of the fair market value of the Company's Common Stock on the date of grant. The automatic options expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) ten years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve (12) months of the death of such Non-Employee Director or on the date on which the option, by its terms, expires, whichever is earlier.

         On January 31, 1997, the Board adopted the 1997 Stock Option Plan, subject to shareholder approval, which plan provides for the automatic grant of options to purchase 10,000 shares with basically the same terms as the 1992 Plan as set forth above. For a complete description of the formula grants provided in the 1997 Plan, see Grants to Non-Employee Directors in Proposal #3.

Employment Contracts and Termination of Employment Arrangements

         The Company entered into an employment agreement dated August 9, 1993 with John L. Shannon, Jr., which agreement was amended on May 10, 1994, August 25, 1995 and December 11, 1996. Pursuant to the terms of the agreement, as amended, Mr. Shannon's annual base pay for each of 1996 and 1997 is $150,000, and the agreement terminates on December 31, 1997. The agreement provides for compensation in the event Mr. Shannon's employment with the Company is terminated under certain circumstances. Upon termination of employment for any reason other than for cause or voluntary resignation, Mr. Shannon will receive a severance payment equal to his base pay for six months following termination of employment. In addition, such severance payment shall be payable to Mr. Shannon if the Company does not extend Mr. Shannon's employment beyond December 31, 1997 and Mr. Shannon desires to continue such employment. Mr. Shannon has agreed to a one-year non-compete provision following the term of his employment agreement with the Company. If the Company is acquired by another entity, either pursuant to a purchase of assets or the acquisition of 50% or more of the Company's outstanding capital stock, Mr. Shannon will be paid $250,000.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1996, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements.

Certain Transactions

         Pursuant to an agreement dated February 18, 1994, the Company restructured outstanding convertible promissory notes issued in February 1992 in the principal amount of $965,000, including a note in the principal amount of $100,000 to Donald R. Brattain, a director, to add the accrued interest to the principal amount of the notes, increasing the principal amount due on Mr. Brattain's note to $116,000. The note had an interest rate of 8% per year through February 18, 1995, increasing to 13% per year on February 19, 1995. Periodic principal and interest payments were made on the note; and, on February 16, 1996, the outstanding principal and interest was paid in full. In connection with the initial 1992 transaction, Mr. Brattain was issued a warrant to purchase 7,272 shares at $2.75 per share for a period of five years, which warrant was exercised by Mr. Brattain on February 18, 1997. Upon the restructuring in 1994, the Company issued Mr. Brattain an additional five-year warrant to purchase 6,327 shares of Common Stock with an exercise price of $2.75, which warrant automatically increased on the anniversary date of issuance in an amount equal to 20% of the principal amount of the unpaid principal of the note divided by the exercise price of the warrant. Thus, on February 19, 1995, the warrant issued to Mr. Brattain upon the restructuring increased to permit the purchase of 13,255 shares. The warrants provide for certain demand and incidental registration rights with respect to any shares of Common Stock issuable upon exercise of the warrants.

         On February 16, 1996, the Company issued a $500,000, 13% Convertible Note with principal due in full in February 1998 to Okabena Partnership K ("Okabena"), a principal shareholder of the Company. The proceeds from this financing were used to pay off outstanding principal and interest in the amount of $517,000 under the convertible notes which were originally issued by the Company in February 1992 and restructured in 1994, including the convertible note issued to Mr. Brattain discussed above. The note was secured by a security interest in all of the assets of the Company, being subordinate only to senior bank debt, if and when obtained. In connection with such financing, the Company also issued Okabena a five-year warrant to purchase up to 290,909 shares of Company Common Stock at an exercise price of $2.75 per share in exchange for the cancellation of a warrant previously issued to Okabena to purchase 290,909 shares of Common Stock at an exercise price of $3.50 per share. In June 1996, the note was converted into 200,000 shares of Common Stock of the Company at $2.50 per share.

                APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN
                                  (Proposal #2)

General

         On January 31, 1997, the Board of Directors adopted the 1997 Stock Option Plan (the "1997 Plan") subject to shareholder approval, and reserved 500,000 shares of Common Stock for issuance pursuant to the 1997 Plan. The Board has determined that no additional options shall be granted to non-employee directors pursuant to the formula plan in the Company's 1992 Stock Option Plan (the "1992 Plan") if the 1997 Plan is approved by the shareholders. There are currently options to purchase 446,400 shares at exercise prices ranging from $1.75 to $5.00 per share outstanding under the 1992 Plan, and there are currently no shares available for future option grants under the 1992 Plan.

Summary of 1997 Stock Option Plan

         A general description of the basic features of the 1997 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which may be obtained without charge upon written request to Thomas F. Murphy, the Company's Chief Financial Officer.

         Purpose. The purpose of the 1997 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees of the Company and consultants and advisors to the Company, upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the 1997 Plan during a period of ten (10) years from the date the 1997 Plan was adopted by the Board of Directors (until January 31, 2007), and nonqualified stock options may be granted until the 1997 Plan is discontinued or terminated by the Board of Directors.

         Administration. With the exception of the stock options automatically issued to Non-Employee Directors as described below, the 1997 Plan is administered by the Board of Directors or the Stock Option Committee of the Board of Directors, all of the members of which are "Non-Employee Directors" under Rule 16b-3 of the Securities Exchange Act of 1934 (collectively referred to as the "Administrator"). The 1997 Plan gives broad powers to the Administrator to administer and interpret the 1997 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1997 Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of February 21, 1997, the Company had approximately 58 employees, of which five are officers, and three directors who are not employees.

         Options. When an option is granted under the 1997 Plan, the Administrator, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option set by the Administrator may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the 1997 Plan, and, unless otherwise determined by the Administrator, the exercise price of a nonqualified stock option will not be less than 100% of the fair market value on the date of grant; provided, however, that the exercise price may not be less than 85% of the fair market value on the date of grant. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator, but in no event may an incentive stock option be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 1997

Plan. Each option granted under the 1997 Plan is generally nontransferable during the lifetime of the optionee; however, the Administrator may, in its sole discretion, permit the transfer of a nonqualified stock option to immediate family members or to certain trusts or partnerships.

         Generally, under the form of option agreement which the Administrator is currently using for options granted under the 1997 Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death or disability, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the termination of such affiliation because of optionee's death or disability, whichever is earlier. The Administrator may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1997 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Grants to Non-Employee Directors. The 1997 Plan will provide for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each NonEmployee Director who is elected for the first time as a director on or after the date the 1997 Plan is approved by the shareholders shall automatically be granted a nonqualified option to purchase 10,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on such date of the Non-Employee's initial election, which options are immediately exercisable. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an immediately exercisable nonqualified option to purchase 10,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of such re-election or shareholder meeting. All options granted pursuant to these provisions shall expire on the earlier of (i) three months after the Optionee ceases to be a director (except by death) and (ii) seven (7) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within twelve months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.

         In addition to the automatic grants of nonqualified options, the Non-Employee Directors are entitled to receive additional options pursuant to the 1997 Plan in the sole discretion of the Administrator.

         Change of Control. In the event (i) the Company is acquired through the sale of substantially all of its assets or through a merger or other transaction (a "Transaction") or (ii) after the effective date of the 1997 Plan a person becomes the holder of 25% or more the Company's outstanding Common Stock, or
(iii) individuals who constituted the Board on the effective date of the 1997 Plan ceased for any reason thereafter to constitute at least a majority of the Board of Directors (with exceptions for individuals who are nominated by the current Board of Directors), all outstanding options will become immediately exercisable in full and will remain exercisable during the remaining terms of such outstanding options, whether or not the participants to whom the options have been granted remain employees of the Company or a subsidiary. The acceleration of the exercisability of outstanding options may be limited, however, if (i) the acquiring party seeks to account for a Transaction on a "pooling of interests" basis which would be precluded if such options are accelerated; (ii) the Board decides to take certain other actions, such as termination of the 1997 Plan, providing cash or stock valued at the amount equal to the excess of the fair market value of the stock over the exercise price, or allow exercise of the options for stock of the succeeding company, or (iii) if such acceleration would subject a participant to an excise tax imposed upon "excess parachute payments."

         Amendment. The Board of Directors may from time to time suspend or discontinue the 1997 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The 1997 Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code, or be amended in any manner that will: (i) materially increase the number of shares subject to the 1997 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the 1997 Plan.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1997 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. The Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

         Federal Income Tax Consequences of the 1997 Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1997 Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive a deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the 1997 Plan are intended to qualify for favorable tax treatment to the optionee under Section 422 of the Internal Revenue Code. Under Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. No deduction is allowable to the Company for federal income tax purposes in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         Plan Benefits. Because future grants of stock options are subject to the discretion of the Administrator, the future benefits under the 1997 Plan cannot be determined at this time, except for the automatic grants to Non-Employee Directors as set forth above. No options have been granted pursuant to the 1997 Plan.

         Vote Required. The Board of Directors recommends that the shareholders approve the 1997 Plan. Under applicable Minnesota law, approval of the 1997 Plan requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

                        SELECTION OF INDEPENDENT AUDITORS
                                  (Proposal #3)

         The Board of Directors has approved the selection of Ernst & Young LLP ("Ernst & Young") as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1997 and to perform other appropriate accounting services. Although it is not required to do so, the Board of Directors wishes to submit the selection of Ernst & Young to the shareholders for ratification. The Board recommends a vote FOR ratification of Ernst & Young as independent auditors for the fiscal year ending December 31, 1997. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of Ernst & Young. The ratification of Ernst & Young as independent auditors for the Company requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. If the selection of Ernst & Young is not ratified, the Board of Directors will reconsider its selection.

         The Company has requested and expects a representative of Ernst & Young to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.


                      PROPOSALS FOR THE NEXT ANNUAL MEETING

         Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by the Company on or before November 10, 1997.


                                 OTHER BUSINESS

         The  Company   knows  of  no  business   that  will  be  presented  for
consideration at the Annual Meeting other than as described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.


                                  ANNUAL REPORT

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF MARCH 5, 1997, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: EVEREST MEDICAL CORPORATION, 13755 FIRST AVENUE NORTH, MINNEAPOLIS, MINNESOTA, 55441; ATTN: SHAREHOLDER INFORMATION.


                                         By Order of the Board of Directors



                                         David D. Koentopf
                                         Chairman of the Board

                          Everest Medical Corporation
                            13755 First Avenue North
                          Minneapolis, Minnesota 55441

                                      Proxy

This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints JOHN L. SHANNON, JR. and THOMAS F. MURPHY, and each of them, as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of voting stock of Everest Medical Corporation held of record by the undersigned on March 5, 1997, at the Annual Meeting of Shareholders to be held on April 21, 1997, or any adjournment thereof.

1.       ELECTION OF       FOR all nominees listed below
         DIRECTORS.        (except as marked to the contrary below)  / /

                           WITHHOLD AUTHORITY
                           to vote for the nominees listed below / /

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name)


                DAVID D. KOENTOPF                  DONALD R. BRATTAIN
                JOHN L. SHANNON, JR.               RICHARD J. MIGLIORI, M.D.

2.       APPROVAL OF 1997 STOCK OPTION PLAN.

         FOR  / /           AGAINST  / /              ABSTAIN  / /


2. RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

         FOR  / /           AGAINST  / /              ABSTAIN  / /


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 2 and 3 and will grant authority to vote for all nominees named in Proposal 1 above. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                               Dated:                      , 1997
                                     ----------------------

                               ----------------------------------------
                               Signature

                               ----------------------------------------
                               Signature if held jointly

                               PLEASE MARK, SIGN, DATE AND RETURN THE
                               PROXY CARD PROMPTLY USING THE ENCLOSED
                               ENVELOPE

                           EVEREST MEDICAL CORPORATION

                             1997 STOCK OPTION PLAN



                                   SECTION 1.

                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(a) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         (b) The "Company" shall mean Everest Medical Corporation, a Minnesota corporation.

         (c) "Fair Market Value" of stock as of any date shall have the following meanings: (i) if such stock is reported by the Nasdaq
         National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq National Market or Nasdaq SmallCap Market or on such stock exchange or exchanges on such date or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         (d) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Non-Employee Director" shall mean members of the Board who are not employees of the Company or any subsidiary.

         (f) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

         (g) The "Optionee" means an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to or director (including a Non-Employee Director), employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 11.

         (h) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (i) The "Plan" means the Everest Medical Corporation 1997 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, and through the granting of "nonqualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.

                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors (including Non-Employee Directors), consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; and, provided further, that Non-Employee Directors will be granted nonqualified stock options pursuant to Section 11 of the Plan without any further action by the Administrator. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted pursuant to Section 9 of the Plan. The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Five Hundred Thousand (500,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, Common Stock of the Company valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

         The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the

         Option Agreement.  The Administrator may accelerate the  exercisability
         of  any  incentive   stock  option  granted   hereunder  which  is  not
         immediately exercisable as of the date of grant.

         (c) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee's exercise of a nonqualified stock option. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Upon Joining Board. Each Non-Employee Director of the Company whose initial election or appointment to the Board of Directors occurs on or after the date this Plan is approved by the Company's shareholders shall, as of the date of such election, automatically be granted an option to purchase 10,000 shares of the Common Stock; provided, however, that if such initial election is by the Board or by the shareholders at a special meeting of shareholders, the Non-Employee Director shall receive an option to purchase a number of shares equal to 10,000 multiplied by the number of months from the date of such initial election to the anniversary date of the preceding annual meeting. The option shall have an exercise price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such election.

         (b) Upon Re-election to Board. Each Non-Employee Director who, on and after the date this Plan is approved by the Company's shareholders, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 10,000 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such re-election or shareholder meeting.

         (c) General. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company, including the provisions in Section 13 of the Plan, except that the option shall be immediately exercisable and shall expire on the earlier of (i) three months after the Optionee ceases to be a director (except as otherwise provided) and (ii) seven (7) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this Section 11 may be exercised at any time within twelve months of the death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.

                                   SECTION 12.

                               TRANSFER OF OPTION

         No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         The Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of

         (i) an acquisition of the Company by a corporation not controlled by the Company (A) through the sale of substantially all of the Company's assets and the consequent discontinuance of its business, or (B) through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company with (A) and (B) each referred to as a "transaction"), or

         (ii) a change of control such that (A) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors of the Company, or (B) individuals who constitute the board of directors of the Company on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the board of directors of the Company on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (B) considered as though such person were a member of the board of directors of the Company on the effective date of the Plan, (collectively referred to as a "change of control"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction or change of control; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction or change of control, the Board may provide for one or more of the following:

         (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

         (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

         (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation.

The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                            SECURITIES LAW COMPLIANCE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (i) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the grant of any incentive or nonqualified stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

         (a) In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any incentive or nonqualified stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any incentive or nonqualified stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 13 of the Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Optionee will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.